                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                           BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

        [BURLINGTON RESOURCES LOGO]             [LL&E LOGO]

            [BURLINGTON RESOURCES LOGO]            [LL&E LOGO]

THE SUPER INDEPENDENT
--------------------------------------------------------------------------------

                      MODEL FOR 21ST CENTURY INDEPENDENT

        o       CRITICAL MASS
        o       WELL BALANCED RISK PORTFOLIO
        o       FINANCIAL MUSCLE
        o       STRONG EXPLORATION/ENGINEERING SKILLS
        o       INTERNATIONAL KNOW-HOW
        o       ESTABLISHED STRONGHOLDS IN KEY AREAS


[BURLINGTON RESOURCES LOGO]                                    [LL&E LOGO]

                                   THE NEW

                         [BURLINGTON RESOURCES LOGO]

                                   'SUPER'
                                 INDEPENDENT


                        [GRAPHIC - ARROWS POINTING UP]


[BURLINGTON RESOURCES LOGO]                            [LL&E LOGO]

MERGER RATIONALE
--------------------------------------------------------------------------------

        o       COMPLEMENTARY COMBINATION
        o       QUALITY ASSET PORTFOLIO
        o       COMBINED TECHNOLOGICAL EXPERTISE
        o       COMPATIBLE QUALITY PERSONNEL
        o       FINANCIAL STRENGTH
        o       ENHANCED INVENTORY OF INVESTMENT OPPORTUNITIES
        o       ACCELERATED UPSIDE POTENTIAL

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

EXCELLENT COMBINATION
================================================================================
                BR                                      LL&E
                --                                      ----

        o FINANCIAL STRENGTH                    o WORLD CLASS INTERNATIONAL
                                                  EXPLORATION PORTFOLIO

        o STRONG EXPLOITATION                   o SEASONED EXPLORATION
          BACKGROUND                              STAFF

        o EMERGING EXPLORATION                  o DEEP WATER GOM
          PROGRAM                                 BLOCKS

        o GAS PROCESSING/MARKETING              o MADDEN UPSIDE
          EXPERIENCE                              POTENTIAL

        o LAND GRANT FEE ACREAGE                o LOUISIANA FEE ACREAGE


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

DIVERSIFIED RESERVE BASE
================================================================================


[ ]BR
[ ]LL&E
[ ]BOTH
           [WORLD MAP SHOWING LOCATIONS OF OIL AND GAS PROPERTIES]


                               RESERVES         PRODUCTION

                             [Pie Charts]      [Pie Charts]


                               [ ]DOMESTIC   [ ]INTERNATIONAL
                               [ ]GAS        [ ]OIL

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

                      WORLDWIDE RESERVES - INDEPENDENTS
    ---------------------------------------------------------------------------
                           TOTAL EQUIVALENT (TCFE)

    12 ------------------------------------------------------------------------



    10
        9.9
       -----
T    8
C               7.7
F              -----
E    6

                       4.0
     4                -----
                              3.6    3.6   3.5   3.0     2.9    2.6
                             -----  ----- ----- -----   -----  -----      2.1
     2                                                                   -----


     0 ------------------------------------------------------------------------
       Unocal BR/LL&E Enron Anadarko Oryx  UPR  Apache  Vastar UnionTX  SantaFe


[BURLINGTON RESOURCES LOGO]        BR/LL&E - Mid-year 1997         [LL&E LOGO]
                                   Independents - Year end 1996

                      WORLDWIDE PRODUCTION - INDEPENDENTS
    ---------------------------------------------------------------------------
                            GAS EQUIVALENT (BCFED)

    3.5 ----------------------------------------------------------------------
         3.2
        -----

      3


    2.5
M               2.2
I              -----
L     2
L
I                       1.5
O   1.5                -----
N                             1.2   1.2
S                            ----- -----
      1                                     0.9   0.9
                                           ----- -----
                                                         0.8
                                                         ----    0.7
                                                                -----    0.6
    0.5                                                                 -----

      0 -----------------------------------------------------------------------
        Unocal BR/LL&E  UPR  Oryx   Vastar Enron Apache UnionTX Noble  Anadarko


[BURLINGTON RESOURCES LOGO]        BR/LL&E - Mid-year 1997         [LL&E LOGO]
                                   Independents - Annual Avg. 1996

                       WORLDWIDE NET DEVELOPED ACREAGE
    ---------------------------------------------------------------------------
                                 INDEPENDENTS

    3.5 ----------------------------------------------------------------------


          3.1
      3  -----



    2.5


 M
 I    2
 L
 L               1.7
 I              -----   1.5
 O  1.5                -----
 N
 S                             1.1    1.1
                              -----  -----   1.0   1.0    1.0
      1                                     ----- -----  -----    0.9
                                                                 -----   0.8
                                                                        -----

    0.5



      0 ----------------------------------------------------------------------
        BR/LL&E Chespke Apache  UPR   Unocal Enron Vastar Noble Anadarko Oryx


[BURLINGTON RESOURCES LOGO]                                        [LL&E LOGO]

                           DOMESTIC RESERVES - MAJORS
    ----------------------------------------------------------------------------
                                   GAS (TCF)

     12 -----------------------------------------------------------------------

         10.5
        ------  10.2
     10        ------



      8


 T                      5.8
 C    6                -----    5.3    5.3
 F                             -----  -----   4.8
                                             -----  4.4
                                                   -----   3.9
      4                                                   -----    3.7
                                                                  -----   2.8
                                                                         -----

      2



      0 -----------------------------------------------------------------------
        Amoco  Exxon  BR/LL&E Chevron Shell  Arco  Mobil Phillips Texaco  BP




                                   BR/LL&E - Midyear 1997
[BURLINGTON RESOURCES LOGO]        Majors - Year end 1996            [LL&E LOGO]

BR/LL&E MERGER
--------------------------------------------------------------------------------

        o       APRIL '97 - PRELIMINARY DISCUSSIONS
        o       MAY - JUNE '97 - EVALUATION PHASE
        o       JULY 16, '97 - UNANIMOUS BOARD APPROVAL
        o       4TH QTR. '97 - SHAREHOLDER VOTE

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

OPTIMUM RISK MIX
--------------------------------------------------------------------------------

        o       EXPLORATION
        o       DEVELOPMENT/EXPLOITATION

              [PYRAMID GRAPHIC SHOWING HIGH RISK, MEDIUM
                         RISK AND LOW RISK]

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

WORLD'S HOTTEST PLAYS
================================================================================




                         [WORLD MAP SHOWING SIX OIL AND
                    GAS PLAYS -- DEEP WATER GOM, VENEZUELA,
            ALGERIA, WEST COAST AFRICA, CASPIAN SEA AND INDONESIA]



[BURLINGTON RESOURCES]                                              [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
================================================================================

o COALBED METHANE RECOVERY
                                                   [Picture]



[BURLINGTON RESOURCES LOGO]                                        [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
--------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC


                             [GRAPHIC 3D SEISMIC]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
--------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC
o       HORIZONTAL DRILLING

                       [GRAPHIC -- HORIZONTAL DRILLING]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
-------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC
o       HORIZONTAL DRILLING
o       GAS PROCESSING

                         [GRAPHIC -- GAS PROCESSING]

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
-------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC
o       HORIZONTAL DRILLING
o       GAS PROCESSING
o       DEEP WATER GOM

                 [GRAPHIC SHOWING INTERESTS IN DEEP WATER GOM]

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
-------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC
o       HORIZONTAL DRILLING
o       GAS PROCESSING
o       DEEP WATER GOM
o       ULTRA DEEP DRILLING

                      [MAP GRAPHIC -- ULTRA DEEP DRILLING]

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

TECHNOLOGICAL EXPERTISE
--------------------------------------------------------------------------------

o       COALBED METHANE RECOVERY
o       3D SEISMIC
o       HORIZONTAL DRILLING
o       GAS PROCESSING
o       DEEP WATER GOM
o       ULTRA DEEP DRILLING
o       LEADING EDGE

                       [GRAPHIC -- PETROLEUM ENGINEER]

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

DOMESTIC GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

        o       GULF OF MEXICO
        o       SAN JUAN DEEP PENN
        o       MADDEN/WIND RIVER BASIN
        o       PERMIAN BASIN
        o       SOUTH LOUISIANA
        o       LAND GRANT MINERAL BELT

[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

GULF OF MEXICO - DEEP WATER
--------------------------------------------------------------------------------

                              LEASEHOLD POSITION



                      [MAP GRAPHIC -- DEEP WATER LEASES]




[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

GULF OF MEXICO - SHELF
--------------------------------------------------------------------------------

                              LEASEHOLD POSITION



                       [GULF COAST MAP -- SHELF LEASES]





[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

DEEP PENN
--------------------------------------------------------------------------------







                      [MAP GRAPHIC -- DEEP PENN PROJECT]


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

                    1997 SAN JUAN TRANSPORTATION CAPACITY
--------------------------------------------------------------------------------
                                   (MMCFD)

                                  [GRAPHIC]

BR                      180                    580
-----:                -------                -------
TOTAL                  3,230                  1,250

                       WEST                   EAST

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

                                 MADDEN FIELD
--------------------------------------------------------------------------------
                         MADISON DEVELOPMENT PROGRAM


                        [GRAPHIC -- MADISON FORMATION]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

                          MADDEN GAS TRANSPORTATION
--------------------------------------------------------------------------------

                          [GRAPHIC - GAS PIPELINES]

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

                          PERMIAN BASIN EXPLORATION
--------------------------------------------------------------------------------

                        [MAP GRAPHIC -- PERMIAN BASIN]


[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

SOUTH LOUISIANA
--------------------------------------------------------------------------------
                               AREAS OF ACTIVITY

                       [MAP GRAPHIC -- SOUTH LOUISIANA]

[BURLINGTON RESOURCES LOGO]                                       [LL&E LOGO]

LAND GRANT MINERAL BELT
--------------------------------------------------------------------------------

                    [MAP GRAPHIC -- MONTANA, NORTH DAKOTA,
                          SOUTH DAKOTA AND WYOMING]

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

                      INTERNATIONAL GROWTH OPPORTUNITIES
--------------------------------------------------------------------------------

                                 O NORTH SEA

                                 0 ALGERIA

                                 O VENEZUELA

[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

NORTH SEA
--------------------------------------------------------------------------------
                             BRAE, T-BLOCK AND CLAM

                          [MAP GRAPHIC -- NORTH SEA]


[BURLINGTON RESOURCES LOGO]                                          [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

                           BLOCK 405 MENZEL LEJMAT


                      [MAP GRAPHIC -- ALGERIA BLOCK 405]







[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

ALGERIA
--------------------------------------------------------------------------------

                                  BLOCK 215


                      [MAP GRAPHIC -- ALGERIA BLOCK 215]






[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

VENEZUELA
--------------------------------------------------------------------------------

                         DELTA CENTRO SEISMIC PROGRAM


                   [MAP GRAPHIC -- VENEZUELA DELTA CENTRO]


[WORKING INTEREST GRAPH]

LL&E (OPERATOR)                         35%
NORCEN                                  35%
BENTON OIL & GAS                        30%


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

FINANCIAL PROFILE
--------------------------------------------------------------------------------


                                                  BR
                                                ACTUAL         PROFORMA
                                                 1996            1996
                                                ------          ------
EARNINGS PER SHARE                               $2.02           $1.88

DISCRETIONARY CASH FLOW PER SHARE                $5.65           $6.20

PRODUCTION COSTS PER MCFE                        $0.47           $0.48

DD&A PER MCFE                                    $0.59           $0.65

CAPITAL SPENDING, MM                             $ 554           $ 806



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

FINANCIAL STRENGTHS - PROFORMA
--------------------------------------------------------------------------------

        CASH BALANCE                            $500 MM
        DISCRETIONARY CASH FLOW                 $ 1.1 B
        DEBT TO BOOK CAPITAL                        38%
        DEBT TO MARKET CAPITAL                      18%
        PROVED RESERVES (TCFE)                      7.7
        PRODUCTION (BCFE/D)                         2.2





[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

SYNERGIES
--------------------------------------------------------------------------------

        o ACCELERATED PURSUIT OF OPPORTUNITIES
        o INCREASED ASSET DIVERSIFICATION
        o OPTIMAL GROWTH VEHICLE
        o DEEP WATER GOM CRITICAL MASS
        o INTERNATIONAL ASSET POSITION & EXPERTISE
        o COST SAVINGS



[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

DEAL TERMS
--------------------------------------------------------------------------------


        o STOCK FOR STOCK
        o 1.525 BR SHARES PER LLX SHARE
        o IMPLIED VALUE - $3 BILLION
        o TAX-FREE EXCHANGE
        o POOLING OF INTERESTS ACCOUNTING
        o SHAREHOLDER APPROVAL/CLOSING - 3 MONTHS




[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

PREMIUM ATTRIBUTES
--------------------------------------------------------------------------------


        o RESERVE LIFE/BALANCE
        o FINANCIAL STRENGTH/FLEXIBILITY
        o OPTIMUM RISK MIX
        o SHORT/LONG TERM GROWTH
        o MARKET CAP/LIQUIDITY
        o VALUE ADDED MANAGEMENT FOCUS




[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]

                                   THE NEW
                          [BURLINGTON RESOURCES LOGO]

--------------------------------------------------------------------------------

                             o ASSETS OF A MAJOR
                                o CRITICAL MASS
                                o DIVERSITY
                                o FINANCIAL STRENGTH

                             o MINDSET OF AN INDEPENDENT
                                o ENTREPRENEURIAL EXPERTISE
                                o FLEXIBLITY
                                o SPEED


[BURLINGTON RESOURCES LOGO]                                         [LL&E LOGO]